Bullion Monarch Mining, Inc.

299 East 950 South

Orem, UT 84058

(801) 426-8111

(801) 426-8555 (fax)

CONFIDENTIAL

May 8, 2009

JOINT VENTURE WITH DOURAVE MINING AND EXPLORATION INC.

TERMS OF THE JOINT VENTURE (THE “TERM SHEET”):

Formation of JV Agreement:

A joint venture agreement (the “JV”), would be entered into among Dourave Mining and Exploration Inc., a corporation formed under the laws of Canada (“Dourave Canada”), Dourave Mineracao e Exploracao Mineral Ltda., a corporation organized and existing under the laws of Brazil (“Dourave Brazil”) and Bullion Monarch Mining, Inc., a Utah corporation (“Bullion”).  The purpose of the JV would be to contribute jointly to the development and exploitation of the mineral rights owned or controlled by Dourave Brazil and described below.  The parties agree to work towards establishing, on a tax-effective and exchange-control compliant basis, one or more entities and arrangements that permit them to establish a jointly-owned entity in Brazil that directly owns such rights.

1/3 Interest:

Bullion would contribute to the JV $250,000 USD as a nonrefundable capital contribution (less $75,000 USD previously given to Dourave Canada for a total of $175,000 USD).  In exchange for this capital contribution, Bullion would acquire a one-third interest in the economic rights of the mine properties generally known as Bom Jardim and Bom Jesus (or other substitute mine properties as described below), which are situated in Para, Brazil (the “Properties”).

Dourave Brazil owns or controls the subsurface and hard rock mineral rights in the Bom Jesus and Bom Jardim properties.  Dourave Brazil is 99.9% owned by Dourave Canada and is exclusively controlled Dourave Canada.

Required Capital Contributions:

In addition to its initial, nonrefundable capital contribution, Bullion would be required to contribute an additional 1.75 million USD to be used by the JV in the exploration of the Bom Jesus and Bom Jardim Properties (the “Capital Funds”). At a minimum, Bullion would be required to contribute $80,000 each month (for 22 months) until the entire Capital Funds will have been contributed, but it could contribute more - should circumstances warrant.  The $75,000 already given to Dourave Canada and Dourave Brazil through that certain Promissory Note and Advance, executed on or about March 25, 2009, would be treated as an advance of the first $250,000 capital contribution and the Promissory Note and Advance would be cancelled.  No contribution would be made for the month following the month in which the initial capital contribution is made (month 1 = $175,000, skip next month, then $80,000 for the next 22 months).

Progress Reports:

If Bullion is unsatisfied with progress on the Bom Jardim and Bom Jesus properties, it may stop its capital contributions, but Bullion shall be required to give Dourave Canada and Dourave Brazil 90-days advance written notice prior to stopping its capital contributions.  If Bullion elects to stop capital contributions for the Properties, then both parties will attempt to negotiate in good faith to negotiate joint venture terms for a similar arrangement on other properties held by Dourave Brazil.

Security for Contributed Funds:

Bullion’s commitment to contribute the Capital Funds would be secured by a one-third interest in a mine property owned by Bullion in Nevada, which is commonly known as the “North Pipeline (440) Property.”  In the event that satisfactory progress is being made with the exploration efforts, and Bullion fails to make a required payment of the Capital Funds, then Dourave Canada would be allowed to execute on its security interest and acquire a one-third interest in the 440 Property.

Allocations:

All of the expenses paid by the Capital Funds are to be specially allocated to Bullion by the JV for U.S. tax purposes.  As to the allocation of Profit, Bullion shall be entitled to one-third of the profit realized by the JV and the remaining two-thirds shall be allocated to Dourave Canada/Dourave Brazil.

Management:

Dourave Canada shall primarily manage the JV, except that Bullion shall have certain basic veto rights as well as the right to receive quarterly financial reports.  In addition, Bullion shall have the right to receive proposed budgets at least quarterly.  Bullion shall be permitted to inspect the books and records of the JV and meet with management.  The veto rights would be:

•

Any proposed sale of the Properties;

•

Any proposed partnership involving the Properties with another third party;

•

The dissolution of the JV;

•

The stopping of exploration by the JV;

•

Any additional borrowings secured in any manner by the Properties or by the interest held in the JV;

•

Any liens or encumbrances on the Properties;

•

Any change to the agreements with the underlying prospectors;

•

Any confession of a judgment by the JV;

•

Any litigation regarding the Properties;

•

Any single expenditure exceeding $250,000 on the Properties;

•

Any loans by the JV; or

•

The lending of money by the JV to any person.

Development:

In the event the JV is successful with its exploration efforts, the JV parties agree to negotiate in good faith as to how to best develop the mine properties or how to “partner” with a larger mining company.  At the development stage, Bullion shall have a one-third interest in the JV and Dourave Canada/Dourave Brazil shall have a two-thirds interest.

No other JV Partners:

No other members of the JV may be admitted without the consent of both Bullion and Dourave Canada.

Right of First Offer:

Subject to any existing options, or options to be granted to officers, directors, employees or consultants of Dourave Canada or any subsidiary thereof pursuant to a share incentive plan adopted or to be adopted by Dourave Canada, rights, other convertible securities or warrants and the availability of exemptions from Canadian prospectus and registration requirements as well as any U.S. registration requirements and any other equivalent requirements under applicable securities law, Bullion shall, during the currency of the JV, be entitled to a right of first offer on future issuances of the equity securities of Dourave Canada or the JV.

Restriction on Sale:

Neither Bullion nor Dourave Canada would be able to sell their interest in the JV to an unrelated party without the permission of the other party, such permission not to be unreasonably withheld.

Exclusive Negotiations:

From the date of this Term Sheet until the earlier of May 15, 2009 or the mutual termination of our negotiations (in writing and signed by all parties hereto) (the “Exclusivity Period”), neither Dourave Canada nor Dourave Brazil, nor any of its directors, officers, employees or representatives will solicit or participate in negotiations or discussions with any person or entity other than Bullion with respect to any investment in, financing of or acquisition, sale and/or exchange of all or any portion of Bom Jesus and Bom Jardim.  Dourave Canada or Dourave Brazil will provide prompt notice to Bullion of any written or oral communications received by them regarding any such investment or acquisition.  During the Exclusivity Period, no party will take any action that could frustrate the exclusivity provisions set forth above.

The parties agree that during the Exclusivity Period, each of them will fully cooperate with each other in accommodating the reasonable due diligence requests of the other party.

Area of Interest:

(a) If, during the existence of the JV, either party or a representative or affiliate of either party (the “Acquiring Party”) acquires lands, mining claims, leases, water rights, contracts, prospecting or exploration or mining rights (collectively “Mineral Rights”) within the area that extends 0.5 miles from the nearest boundary of the any of the Properties, such Mineral Rights shall be subject to the JV and the JV shall reimburse the Acquiring Party for its costs of acquiring such Mineral Rights.

(b) If, during the existence of the JV, an Acquiring Party acquires Mineral Rights within the area that extends between 0.5 miles and 3.0 miles from the nearest boundary of the Properties, the Acquiring Party shall offer such Mineral Rights to the JV on the same terms as it has agreed with the vendor of the Mineral Rights.  The party that is not the Acquiring Party may decide whether or not the JV shall accept the offer of the Mineral Rights.

Expenses:

Each party will be responsible for their own transaction expenses.

Governing Law:

Utah

Assignment and Amendment:

This Term Sheet may not be assigned by any party and may not be amended unless in writing by all parties thereto.

Binding Effect and Liability:

The parties understand and acknowledge that, except for the obligations set forth in the provisions entitled “Exclusive Negotiations,” “Expenses,”  “Governing Law,” and “Assignment and Amendment,” which are intended to be legally binding regardless of whether this Term Sheet is terminated, (i) this Term Sheet is not a legally binding agreement, (ii) this Term Sheet represents only the current thinking of the parties with respect to certain of the major issues relating to the proposed investment, and (iii) the failure for any reason to execute and deliver definitive documentation will impose no liability on Bullion, Dourave Canada or Dourave Brazil.

Very truly yours,

Bullion Monarch Mining, Inc.

By:

/s/R. Don Morris

R. Don Morris, Chairman

Accepted and Agreed:

Dourave Mining and Exploration Inc.

By:

/s/Sergio Aquino

Name:

Sergio Aquino

Date:

08/05/2009

Dourave Mineracao e Exploracao Mineral Ltda.

By:

/s/Ruari McKnight

Name:

Ruari McKnight

Date:

8/5/09

Schedule A

Bom Jesus

The project area covers 9150 Ha and includes 262 PLG’s (prospector leases).

550000
560000
570000
580000
9160000
9150000
9140000
N
Igarapé São Domingos
Igarapé da Serra Pelada
Rio Novo
Bom Jesus
1:140.000
1 0 1 2 km
Legenda
Bom Jesus
Requerimento de Pesquisa
Requerimento de Lavra
Drenagem

PLG’s are listed overleaf.

NUMERO	ANO	PROCESSO	SEQUENCIA	AREA_HA	FASE	NOME	SUBS	USO	UF
855377	1996	855377/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855378	1996	855378/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855379	1996	855379/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855380	1996	855380/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855381	1996	855381/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855382	1996	855382/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855383	1996	855383/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855384	1996	855384/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855385	1996	855385/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855387	1996	855387/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855388	1996	855388/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855397	1996	855397/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855398	1996	855398/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855399	1996	855399/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855400	1996	855400/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855401	1996	855401/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855402	1996	855402/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855403	1996	855403/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855404	1996	855404/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855405	1996	855405/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855406	1996	855406/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855407	1996	855407/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855408	1996	855408/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855417	1996	855417/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855418	1996	855418/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855419	1996	855419/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855420	1996	855420/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855421	1996	855421/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855422	1996	855422/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855423	1996	855423/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855424	1996	855424/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855425	1996	855425/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855426	1996	855426/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855427	1996	855427/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855428	1996	855428/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855437	1996	855437/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855438	1996	855438/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855439	1996	855439/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855440	1996	855440/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855441	1996	855441/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855442	1996	855442/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855443	1996	855443/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855444	1996	855444/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855445	1996	855445/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855446	1996	855446/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855447	1996	855447/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855448	1996	855448/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855457	1996	855457/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855458	1996	855458/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855459	1996	855459/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855460	1996	855460/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855461	1996	855461/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855462	1996	855462/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855463	1996	855463/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855464	1996	855464/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855465	1996	855465/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855466	1996	855466/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855467	1996	855467/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855468	1996	855468/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855477	1996	855477/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855478	1996	855478/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855479	1996	855479/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855480	1996	855480/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855481	1996	855481/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855484	1996	855484/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855485	1996	855485/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855488	1996	855488/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	WALMIR CLIMACO DE AGUIAR	OURO	NÃO INFORMADO	PA
855627	1996	855627/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855630	1996	855630/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855631	1996	855631/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855634	1996	855634/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855635	1996	855635/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855638	1996	855638/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855639	1996	855639/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855642	1996	855642/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855643	1996	855643/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855647	1996	855647/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855648	1996	855648/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855649	1996	855649/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855650	1996	855650/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855651	1996	855651/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855652	1996	855652/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855653	1996	855653/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855654	1996	855654/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855655	1996	855655/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855656	1996	855656/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855657	1996	855657/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855658	1996	855658/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855659	1996	855659/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855660	1996	855660/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855661	1996	855661/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855662	1996	855662/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855663	1996	855663/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855664	1996	855664/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855667	1996	855667/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855668	1996	855668/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855669	1996	855669/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855670	1996	855670/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855671	1996	855671/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855672	1996	855672/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855673	1996	855673/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855674	1996	855674/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855675	1996	855675/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855676	1996	855676/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855677	1996	855677/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855678	1996	855678/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855679	1996	855679/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855680	1996	855680/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855681	1996	855681/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855682	1996	855682/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855683	1996	855683/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855687	1996	855687/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855688	1996	855688/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855689	1996	855689/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855690	1996	855690/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855691	1996	855691/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855692	1996	855692/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855693	1996	855693/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855694	1996	855694/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855695	1996	855695/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855696	1996	855696/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855697	1996	855697/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855698	1996	855698/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855699	1996	855699/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855700	1996	855700/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855701	1996	855701/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855702	1996	855702/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855703	1996	855703/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855704	1996	855704/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855707	1996	855707/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855708	1996	855708/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855709	1996	855709/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855710	1996	855710/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855711	1996	855711/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855712	1996	855712/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855713	1996	855713/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855714	1996	855714/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855715	1996	855715/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855716	1996	855716/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855717	1996	855717/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855718	1996	855718/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855719	1996	855719/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855720	1996	855720/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855721	1996	855721/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855722	1996	855722/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855723	1996	855723/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855724	1996	855724/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855727	1996	855727/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855728	1996	855728/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855729	1996	855729/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855730	1996	855730/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855731	1996	855731/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855732	1996	855732/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855733	1996	855733/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855734	1996	855734/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855735	1996	855735/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855736	1996	855736/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855737	1996	855737/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855738	1996	855738/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855739	1996	855739/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855740	1996	855740/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855741	1996	855741/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855742	1996	855742/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855743	1996	855743/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855744	1996	855744/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855747	1996	855747/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855748	1996	855748/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855749	1996	855749/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855750	1996	855750/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855751	1996	855751/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855752	1996	855752/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855753	1996	855753/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855754	1996	855754/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855755	1996	855755/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855756	1996	855756/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855757	1996	855757/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855758	1996	855758/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855759	1996	855759/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855760	1996	855760/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855761	1996	855761/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855762	1996	855762/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855764	1996	855764/1996	0	50.00	REQUERIMENTO DE LAVRA GARIMPEIRA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA
855684	1996	855684/1996	0	50.00	REQUERIMENTO DE PESQUISA	SOLANGE MOREIRA DE AGUIAR	OURO	NÃO INFORMADO	PA

SCHEDULE B

Bom Jardim

The Project area covers 960Ha and includes 1 exploration lease. 850866/2007

Jacareacanga
Brazil
Manaus
Belem
Bom Jardim
Cuiaba
Brasilia
Bom Jardim Project
850866/2007
960Ha
Bom Jardim Project
Location Map